U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 13, 2015


                                CME REALTY, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996

          10300 W. Charleston Blvd., Suite 213, Las Vegas, Nevada 89135
              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On February 13, 2015, Carlos Espinosa, the principal shareholder of CME Realty, Inc.(the "COMPANY"), sold 10,000,000 shares of the Company's common stock held by him (the "CME SHARES") to Kenneth McLeod for $252,000. The CME Shares 74.13% of the Company's issued and outstanding common stock. The funds for the purchase came from Mr. McLeod's personal funds.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

On February 13, 2015, in connection with Change in Control transaction described in ITEM 5.01 above, Carlos Espinosa, the Company's sole officer and director resigned as an officer of the Company, effective immediately, and as a director of the Company, effective upon any necessary compliance with Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Immediately prior thereto, Mr. Espinosa, at the recommendation of Kenneth McLeod, elected Mr. McLeod as a director, President and Secretary-Treasurer of the Company.

Kenneth McLeod, 43, has approximately 15 years' experience in marketing management and support. Since 2013, Mr. McLeod has served as Marketing Manager for Media 7 Investment, a Florida based financial marketing concern. In this position, Mr. McLeod has had overall responsibility for development and execution of Media 7's marketing strategy, including identification and capture of market trends and requirements, domestic go-to-market strategies, and development and execution of program creation and deployment. From 2012 to 2013, Mr. McLeod was Production Manager at Sproutloud Media Networks, where he was responsible for management of offline projects including coordination with clients, account managers, account executives, production team, USPS mail standards and vendors. From 2010 to 2012, he was Production Manager at Food for the Poor and from 2009 to 2010 occupied a similar position at BankAtlantic. Mr. McLeod holds a bachelor's degree from the University of Florida.

Directors of the Company are elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The board of directors will seek other qualified individuals to serve on the board and to form committees to do the board's work.

Officers are nominated and appointed by the board of directors and serve until their successors are appointed by the board of directors.

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CME REALTY, INC.


Dated: February 17, 2015                   By: /s/ Kenneth McLeod
                                               ---------------------------------
                                               Kenneth McLeod
                                               President and Secretary-Treasurer

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